UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  May 13, 2009

ZENITH NATIONAL INSURANCE CORP.

(Exact name of registrant as specified in its charter)

Delaware	1-9627	95-2702776
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

21255 Califa Street, Woodland Hills, CA	91367-5021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 713-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws;
Change in Fiscal Year.

On May 13, 2009, the Board of Directors of Zenith National Insurance Corp., the Registrant, adopted Amended and Restated Bylaws of the Registrant.  The following summarizes the changes that were made through the amendment and restatement (other formatting changes were also made):

Bylaws Provision	Revisions
Article II	Addition of provisions requiring advance notice of stockholder proposals to be given to the Registrant between 120 and 45 days before the date of the applicable stockholder meeting

Article II, Section 1	Addition of electronic stockholder meeting procedures

Article II, Section 7

Addition of cross reference of voting procedures to Certificate of Incorporation, which provides for cumulative voting; and clarification that stock ledger governs who is entitled to vote at stockholder meetings

Article II, Section 10	Addition of description of conduct of stockholder meetings

Article II, Section 11	Addition of description of inspectors of election at stockholder meetings

Article III, Section 2	Addition of description of quorum of directors for meetings of Board committees

Article III, Section 4	Clarification of duration of term of office for officers

Article III, Section 6	Clarification of contents and methods of providing notice of special meetings of the Board

Article III, Section 8	Addition of actions to be taken by directors without a meeting to be accomplished by electronic transmission

Article III, Section 9	Addition of telephonic Board meetings

Article III, Section 12	Deletion of section providing for indemnification of directors, officers and employees since it is already provided for in the Registrant’s Certificate of Incorporation

Article IV	Modification of description of Board committees to reflect stock exchange rules and current committee charters

Article V, Section 1	Clarification of Board’s ability to remove officers and fill vacancies

Article V, Section 7	Addition of Board’s ability to authorize Chairman or President to appoint officers

Article VI, Section 2	Clarification of manner that director, officer or committee vacancies may be filled

Article VIII, Section 5	Addition of electronic notice to directors, committee members or stockholders; addition of electronic waiver of notice of meeting; and clarification of waiver of notice by attendance at meeting

The foregoing description of the amendments to the Bylaws is qualified in its entirety by reference to the full text of the Registrant’s Amended and Restated Bylaws attached to this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit is filed as part of this report:

Number	Exhibit
3.2	Amended and Restated Bylaws of Zenith National Insurance Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENITH NATIONAL INSURANCE CORP.

Dated: May 18, 2009	By:	/s/ Michael E. Jansen
		Name:	Michael E. Jansen
		Title:	Executive Vice President
and General Counsel

Index to Exhibits

Number	Exhibit
3.2	Amended and Restated Bylaws of Zenith National Insurance Corp.